UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2025

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 AGIOU GEORGIOU, Pilea, Thessaloniki, Greece	55438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As described under Item 5.07 of this Current Report on Form 8-K, at the Company’s 2025 Annual Meeting of Stockholders held on September 30, 2025 (the “Annual Meeting”), the stockholders of the Company elected the following to serve as directors of the Company until the next Annual Meeting and until their successors are duly elected and qualified:

Grigorios Siokas
Demetrios G. Demetriades
John J. Hoidas
Dr. Anastasios Aslidis
Suhel Bhutawala
Theodoros C. Karkantzos

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As described under Item 5.07 of this Current Report on Form 8-K, at the Company’s 2025 Annual Meeting of Stockholders held on September 30, 2025 (the “Annual Meeting”), the stockholders of the Company approved the proposed amendment (the “Amendment”) to the Company’s Articles of Incorporation to increase the number of authorized shares of capital stock of the Company to 1,500,000,000 shares of Common Stock and 300,000,000 shares of “blank check” Preferred Stock. The Amendment is described in detail under “Proposal Eight: Approval Of The Amendment To The Company’s Articles Of Incorporation To Increase The Number Of Authorized Shares Of Capital Stock Of The Company To 1,500,000,000 Shares Of Common Stock And 300,000,000 Shares Of “Blank Check” Preferred Stock,” commencing on page 45 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 22, 2025 in connection with the Annual Meeting. The Amendment will become effective upon its filing with the Secretary of State of the State of Nevada. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment to the Articles of Incorporation, which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On September 30, 2025, the Company held the Annual Meeting. Of the 30,127,379 shares of common stock of the Company outstanding on the record date, 15,983,371 shares were present at the Annual Meeting in person or by proxy, representing approximately 53% of the total outstanding shares eligible to vote. All proposals passed, and the directors recommended by the Company were elected.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1 – Election of Directors

Name	Votes For	Votes Withheld
Grigorios Siokas	13,799,035	2,184,336
Demetrios G. Demetriades	12,216,173	3,767,198
John J. Hoidas	12,220,515	3,762,856
Dr. Anastasios Aslidis	12,038,933	3,944,438
Suhel Bhutawala	12,037,608	3,945,763
Theodoros C. Karkantzos	12,035,428	3,947,943

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Proposal 2 – Authorization of the Board of Directors to Amend the Company’s Amended and Restated Articles of Incorporation to Effect a Reverse Stock Split of the Company’s Outstanding Common Stock at their Discretion

Votes For:	13,898,821
Votes Against:	2,084,235
Abstain:	315

Proposal 3 – Approval of the Issuance of Shares of Common Stock Issuable Upon Conversion of the Notes in Compliance with Nasdaq Listing Rule 5635(d)

Votes For:	13,961,150
Votes Against:	2,022,033
Abstain:	188

Proposal 4 – The Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Votes For:	14,040,370
Votes Against:	1,939,314
Abstain:	3,687

Proposal 5 – Approval of Company’s 2025 Equity Omnibus Plan

Votes For:	13,982,769
Votes Against:	1,951,983
Abstain:	48,619

Proposal 6 – Non-Binding Advisory on “Say on Pay” Vote

Votes For:	13,867,716
Votes Against:	1,968,122
Abstain:	147,533

Proposal 7 – Non-Binding Advisory on the Frequency of the Future “Say on Pay” Votes

One Year:	2,658,606
Two Years:	51,510
Three Years:	13,082,602
Abstain:	190,653

Proposal 8 – Approval Of The Amendment To The Company’s Articles Of Incorporation To Increase The Number Of Authorized Shares Of Capital Stock Of The Company To 1,500,000,000 Shares Of Common Stock And 300,000,000 Shares Of “Blank Check” Preferred Stock

Votes For:	13,802,295
Votes Against:	2,176,907
Abstain:	4,169

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation of Cosmos Health, Inc., dated as of September 30, 2025.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: September 30, 2025	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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